Subsequent events	9 Months Ended
Jul. 31, 2026
Disclosure Of Events After Reporting Period [Abstract]
Subsequent events
Note 15	Subsequent events
On August 10, 2026, we, together with BMO Financial Group, entered into an agreement for
the sale of jointly-owned Moneris Solutions Corporation (Moneris) to Francisco Partners for cash consideration of approximately $2 billion, of which our share is 50%. The transaction is expected to close by the end of the first quarter of 2027, subject to customary closing conditions, including the receipt of required regulatory approvals. We expect to record a gain on closing of approximately $475 million after-tax ($560 million pre-tax). The expected gain is based on current estimates and subject to change. Our interest in Moneris, which was accounted for as a joint venture, will be classified as held for sale in the fourth quarter of 2026.